ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about assets and liabilities classified as held for sale [Abstract]
ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE	ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE
In June 2026, our global intermodal logistics operation agreed to the sale of a 67% interest in a stabilized container subsidiary, which owns and leases stabilized intermodal container assets to customers, for net proceeds of $235 million (approximately $60 million to the partnership). Our global intermodal logistics operation will retain a 33% interest as an investment in associate and will continue to manage the business under a management agreement. As a result, the assets and liabilities of the business were classified as held for sale as at June 30, 2026. Subsequent to June 30, 2026, our global intermodal logistics operation completed the sale.
Additionally, our Canadian diversified midstream operation agreed to the sale of its interest in a subsidiary. As a result, the assets and liabilities of the subsidiary were classified as held for sale as at June 30, 2026.
The major classes of assets and liabilities of the businesses classified as held for sale are as follows:

US$ MILLIONS	June 30, 2026
Assets
Cash and cash equivalents	$8
Accounts receivable and other current assets	107
Property, plant and equipment	960
Other non-current assets	261
Total assets classified as held for sale	$1,336

Liabilities
Accounts payable and other liabilities	$70
Deferred income tax liability	5
Non-recourse borrowings	808
Total liabilities directly associated with assets classified as held for sale	883
Net assets classified as held for sale	$453